UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 11, 2008
ENZON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-12957	22-2372868

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 Route 202/206, Bridgewater, NJ	08807

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (908) 541-8600
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On February 11, 2008, Enzon Pharmaceuticals, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with DellaCamera Capital Management, LLC (“DCM”), DellaCamera Capital Master Fund, Ltd. (“Master Fund”) and DellaCamera Capital Fund, Ltd., on behalf of themselves and their respective affiliates. Pursuant to the Letter Agreement, the Company will, on or before May 31, 2008, increase the size of its Board of Directors by one and add a new, independent director to the Board to fill the newly-created directorship. The new director, who will be selected by the Company, will be added to Class I of the Board, with a term in office until the Company’s 2009 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.
     Upon filing of this Current Report on Form 8-K by the Company and the issuance by the Company of the press release attached as Exhibit 99.2, Master Fund has irrevocably withdrawn, its Notice of Nomination of Directors dated January 14, 2008 pursuant to which it nominated three candidates to stand for election as directors at the Company’s 2008 Annual Meeting of Stockholders, and DCM has irrevocably withdrawn its January 11, 2008 letter requesting that the Governance and Nominating Committee take all steps necessary to add the persons named in the Nomination Notice to the Board.
     The foregoing summary of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Letter Agreement, which is attached as Exhibit 99.1, and incorporated herein by reference.
     On February 12, 2008, the Company issued a press release relating to the Letter Agreement. This press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99.1	Letter Agreement, dated February 11, 2008, among Enzon Pharmaceuticals, Inc., DellaCamera Capital Management, LLC, DellaCamera Capital Master Fund, Ltd. and DellaCamera Capital Fund, Ltd.

99.2	Press release dated February 12, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 12, 2008

ENZON PHARMACEUTICALS, INC.
By:	/s/ Jeffrey H. Buchalter
	Name:	Jeffrey H. Buchalter
	Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Letter Agreement, dated February 11, 2008, among Enzon Pharmaceuticals, Inc., DellaCamera Capital Management, LLC, DellaCamera Capital Master Fund, Ltd. and DellaCamera Capital Fund, Ltd.

99.2	Press release dated February 12, 2008